SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 30, 2003

                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Delaware                            0-25107                   13-3899472
----------------------------      ------------------------      ----------------
(State or Other Jurisdiction     (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                            Identification
                                                                     Number)


                     3 Park Avenue, New York, New York 10016
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9.   Regulation FD Disclosure.


Furnished pursuant to Regulation FD are the unaudited consolidated financial results of Dice Inc. for the three-month and twelve-month periods ended December 31, 2002 and 2001. The unaudited consolidated financial results are attached hereto as Exhibit 99.1 hereto.


Exhibit
Number            Description
------            -----------

99.1              Unaudited Consolidated Financial Results.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DICE INC.



                                        By:  /s/ Michael P. Durney
                                           -------------------------------------
                                           Name:  Michael P. Durney
                                           Title: Sr. Vice President, Finance,
                                                  CFO & Treasurer
                                                  (Principal Accounting Officer)




Dated: January 30, 2003